CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Intermediate High Grade Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Greenwich Street Series Fund -             Greenwich Street Series Fund -
Intermediate High Grade Portfolio          Intermediate High Grade Portfolio

/s/ R. Jay Gerken                          /s/ Kaprel Ozsolak
-----------------------                    ------------------------
R. Jay Gerken                              Kaprel Ozsolak
Date: March 10, 2005                       Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Appreciation Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Greenwich Street Series Fund -             Greenwich Street Series Fund -
Appreciation Portfolio                     Appreciation Portfolio

/s/ R. Jay Gerken                          /s/ Kaprel Ozsolak
-----------------------                    ------------------------
R. Jay Gerken                              Kaprel Ozsolak
Date: March 10, 2005                       Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Greenwich Street Series Fund - Fundamental Value Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Greenwich Street Series Fund -             Greenwich Street Series Fund -
Fundamental Value  Portfolio               Fundamental Value Portfolio

/s/ R. Jay Gerken                          /s/ Kaprel Ozsolak
-----------------------                    ------------------------
R. Jay Gerken                              Kaprel Ozsolak
Date: March 10, 2005                       Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.